Exhibit 33.5

Select Portfolio Servicing, Inc. and Subsidiaries, a direct subsidiary of Credit Suisse (USA), Inc.

Management’s Assessment of Compliance

1.

Management of Select Portfolio Servicing, Inc. and Subsidiaries, a direct subsidiary of Credit Suisse (USA), Inc., (the “Company” or “SPS”) is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the year ended December 31, 2019 (the “Reporting Period”), as set forth in Appendix A hereto.  The transactions covered by this report include asset-backed securities transactions for which SPS acted as servicer involving publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) and certain privately-issued (i.e., for which transaction-level reporting is required pursuant to contractual obligation) residential mortgage-backed securities, for which the Company provides primary servicing (the “Platform”);

2.

The Company has engaged certain vendors, which are not servicers as defined in Item 1101(j) of Regulation AB (the “Vendors”), to perform specific, limited or scripted activities, and SPS elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors’ activities as set forth in Appendix A hereto;

3.	Except as set forth in paragraph 4 below, SPS used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
4.

The criteria listed in the column titled “Inapplicable Servicing Criteria” on Appendix A hereto are inapplicable to SPS based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5.	The Company has complied, in all material respects, with the applicable servicing criteria as of December 31, 2019 and for the Reporting Period with respect to the Platform taken as a whole;
6.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the Reporting Period with respect to the Platform taken as a whole;

7.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the Reporting Period with respect to the Platform taken as a whole; and

8.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report on SPS’s assessment of compliance with the applicable servicing criteria as of December 31, 2019 and for the Reporting Period.

Select Portfolio Servicing, Inc. and Subsidiaries, a direct subsidiary of Credit Suisse (USA), Inc

By:	/s/ Timothy J. O’Brien
Name:	Timothy J. O’Brien
Title:	CEO

February 27, 2020

APPENDIX A

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria	Performed Directly by SPS	Performed by Vendor(s) for which SPS is the Responsible Party	INAPPLICABLE Servicing Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.			X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X1
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X

[1]

With respect to applicable servicing criterion 1122(d)(1)(v), the Company has assessed compliance for all transactions and securities in the Platform, including those issued on or before November 23, 2015 for which compliance was previously assessed under other servicing criteria in accordance with the SEC Division of Corporation Finance’s Manual of Publicly Available Interpretations on Regulation AB and Related Rules, Interpretation 11.03, as applicable, for the entire assessment period as of and for the year ended December 31, 2019.

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria	Performed Directly by SPS	Performed by Vendor(s) for which SPS is the Responsible Party	INAPPLICABLE Servicing Criteria
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 240 13k-1(b)(1) of this chapter.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) Are mathematically accurate; (B) Are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) Are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports: (A) Are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.			X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.			X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.			X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.			X
1122(d)(4)(ii)	Pool asset and related documents are safeguarded as required by the transaction agreements.			X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.			X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria	Performed Directly by SPS	Performed by Vendor(s) for which SPS is the Responsible Party	INAPPLICABLE Servicing Criteria
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) Such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria	Performed Directly by SPS	Performed by Vendor(s) for which SPS is the Responsible Party	INAPPLICABLE Servicing Criteria
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X	X2
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

		X	X2
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

		X	X2
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.			X

[2]	SPS outsources a portion of the servicing criterion to Vendors and the Company has elected to take responsibility for assessing such Vendors’ compliance with the servicing criterion.

Agreement Name

Aames ~ 2005-4

Aames ~ 2006-1

ABFC 2006-HE1

ABFC 2006-HE1 - Seconds

ABFS 2003-1

ABFS 2003-1 - Seconds

ABFS 2003-2

ABFS 2003-2 - Seconds

ABS 2000-LB1

ABS Loan Trust

ABS Loan Trust - Split States

ABS Loan Trust II

ABS Loan Trust II - Hybrid

ABS Loan Trust II - Split States

ABS Loan Trust III

ABS Loan Trust III - Split States

ABS Loan Trust V

ABS Loan Trust V - Split States

ABS Loan Trust VI

ABS Loan Trust VI - Split States

ABSC ~ 2005-HE3

ABSC ~ 2005-HE5

ABSC ~ AEG 2006-HE1

ABSC ~ AMQ 2006-HE7

ABSC ~ AMQ 2007-HE2

ABSC ~ MO 2006-HE6

ABSC ~ NC 2006-HE4

ABSC ~ RFC 2007-HE1

ABSC 1999-LB1

Accredited ~ 2002-1

Accredited ~ 2002-2

Accredited ~ 2003-1

Accredited ~ 2003-2

Accredited ~ 2003-3

Accredited ~ 2004-1

Accredited ~ 2004-3

Accredited ~ 2004-4

Accredited ~ 2005-1

Accredited ~ 2005-2

Accredited ~ 2005-3

Accredited ~ 2005-4

Accredited ~ 2006-1

Accredited ~ 2006-2

Accredited ~ 2007-1

ACE ~ 2006-FM2

ACE ~ 2006-NC2

ACE ~ 2006-NC3

ACE ~ 2007-HE2

ACE ~ 2007-WM1

AEGIS 2003-1

AEGIS 2003-2

AEGIS 2003-3

AEGIS 2004-1

AEGIS 2004-1 - Seconds

AEGIS 2004-3

AEGIS 2004-4

AFC 1997-3

AFC 1997-4

AFC 1998-1

AFC 1998-2

AFC 1998-3

AFC 1998-4

AFC 1999-1

AFC 1999-1 Seconds

AFC 1999-2

AFC 1999-2 - Seconds

AFC 1999-3

AFC 1999-3 - Seconds

AFC 1999-4

AFC 1999-4 - Seconds

AFC 2000-1

AFC 2000-2

AFC 2000-3

AFC 2000-3 - Seconds

AFC 2000-4

AFC 2000-4 seconds

Angel Oak - AOPB

Angel Oak - Greenleaf II

Angel Oak - Greenleaf II REO

Angel Oak Home Loans

Angel Oak Mortgage Solutions Greenleaf II

Angel Oak Mortgage Solutions Greenleaf II REO

Angel Oak REI TRS

Angel Oak REI TRS - REO

Angelo Gordon - Interim Servicing

Annaly Whole Loan Servicing Agreement

Anworth Whole Loan

AO_Nomura ISA

AOMF EU

AOMF EU - Nomura

AOMF TRS

AOMIOF

AOMS Greenleaf II

AOMS Real Estate Investment TRS Trust I

AOMS Real Estate Investment TRS Trust I REO

AOMT 2016-1

AOMT 2017-1

AOMT 2017-2

AOMT 2017-3

AOMT 2018-1

AOMT 2018-2

AOMT 2018-3

AOMT 2019-1

AOMT 2019-2

AOMT 2019-3

AOMT 2019-4

AOMT 2019-5

AOMT 2019-6

AOREIF II-C Trust

AOREIT TRS II

ARC 2004-1

ARC 2004-1 Seconds

ARMT 2005-5

ARMT 2005-7

ARMT 2005-8

ARMT 2005-9

ARMT 2007-1

ARMT 2007-2

Arroyo 2019-3

Athene 2016

Athene 2016_Hybrid

Athene Annuity 2016

Athene Annuity 2016_Hybrid

BAFC 2004-4

BAFC 2005-6

BAFC 2005-7

BAFC 2005-8

BAFC 2006-2

BAFC 2006-3

BAFC 2006-4

BAFC 2006-5

BAFC 2006-6

BAFC 2006-7

BAFC 2006-J

BAFC 2007-1

BAFC 2007-2

BAFC 2007-3

BAFC 2007-4

BAFC 2007-6

BAFC 2007-7

BAFC 2007-8

BAFC 2008-1

BANA Subservicing ~ Collection Agency

Banco Popular ~ Whole Loan

BankUnited - Interim Servicing

BlueWater 2018-A

BNY Mellon Subservicing

BNY Mellon Subservicing 2

BofA~Warehouse

BRAVO 2019-NQM1

Brighthouse Life Insurance Co. MSR Owned-HYBRID

Brighthouse Life Insurance Company

Brighthouse Life Insurance Company Hybrid

Brighthouse Life Insurance Company MSR Owned

BSAAT ~ 2007-1

BSAB ~ 2006-AC1

BSAB ~ 2006-AC2

BSABS ~ 2004-1

BSABS ~ 2004-1 - Seconds

BSABS ~ 2004-FR3

BSABS ~ 2004-FR3 - Seconds

BSABS ~ 2004-HE10

BSABS ~ 2004-HE10 - Seconds

BSABS ~ 2004-HE11

BSABS ~ 2004-HE5

BSABS ~ 2004-HE6

BSABS ~ 2004-HE6 - Seconds

BSABS ~ 2004-HE7

BSABS ~ 2004-HE7 - Seconds

BSABS ~ 2004-HE9

BSABS ~ 2004-HE9 - Seconds

BSABS ~ 2005-1

BSABS ~ 2005-1 - Seconds

BSABS ~ 2005-2

BSABS ~ 2005-2 - Seconds

BSABS ~ 2005-3

BSABS ~ 2005-3 - Seconds

BSABS ~ 2005-4

BSABS ~ 2005-4 - Seconds

BSABS ~ 2005-AC5

BSABS ~ 2005-AC6

BSABS ~ 2005-AC8

BSABS ~ 2005-AQ1

BSABS ~ 2005-EC1

BSABS ~ 2005-EC1 - Seconds

BSABS ~ 2005-FR1

BSABS ~ 2005-FR1 - Seconds

BSABS ~ 2005-HE1

BSABS ~ 2005-HE1 - Seconds

BSABS ~ 2005-HE10

BSABS ~ 2005-HE10 - Seconds

BSABS ~ 2005-HE11

BSABS ~ 2005-HE11 - Seconds

BSABS ~ 2005-HE12

BSABS ~ 2005-HE12 - Seconds

BSABS ~ 2005-HE2

BSABS ~ 2005-HE2 - Seconds

BSABS ~ 2005-HE3

BSABS ~ 2005-HE3 - Seconds

BSABS ~ 2005-HE4

BSABS ~ 2005-HE5

BSABS ~ 2005-HE5 - Seconds

BSABS ~ 2005-HE6

BSABS ~ 2005-HE6 - Seconds

BSABS ~ 2005-HE7

BSABS ~ 2005-HE7 - Seconds

BSABS ~ 2005-HE8

BSABS ~ 2005-HE8 - Seconds

BSABS ~ 2005-HE9

BSABS ~ 2005-HE9 - Seconds

BSABS ~ 2005-SD3

BSABS ~ 2006-1

BSABS ~ 2006-2

BSABS ~ 2006-3

BSABS ~ 2006-4

BSABS ~ 2006-AC4

BSABS ~ 2006-AQ1

BSABS ~ 2006-EC1

BSABS ~ 2006-EC2

BSABS ~ 2006-HE1

BSABS ~ 2006-HE1 - Seconds

BSABS ~ 2006-HE10

BSABS ~ 2006-HE10 - Seconds

BSABS ~ 2006-HE2

BSABS ~ 2006-HE2 - Seconds

BSABS ~ 2006-HE3

BSABS ~ 2006-HE3 - Seconds

BSABS ~ 2006-HE4

BSABS ~ 2006-HE4 - Seconds

BSABS ~ 2006-HE5

BSABS ~ 2006-HE5 - Seconds

BSABS ~ 2006-HE6

BSABS ~ 2006-HE6 - Seconds

BSABS ~ 2006-HE7

BSABS ~ 2006-HE7 - Seconds

BSABS ~ 2006-HE8

BSABS ~ 2006-HE8 - Seconds

BSABS ~ 2006-HE9

BSABS ~ 2006-HE9 - Seconds

BSABS ~ 2006-PC1

BSABS ~ 2006-SD3

BSABS ~ 2006-SD3 - Seconds

BSABS ~ 2006-SD4

BSABS ~ 2007 SD2

BSABS ~ 2007-2

BSABS ~ 2007-AC1

BSABS ~ 2007-AC2

BSABS ~ 2007-AC3

BSABS ~ 2007-AC4

BSABS ~ 2007-AC5

BSABS ~ 2007-AC6

BSABS ~ 2007-AQ1

BSABS ~ 2007-AQ2

BSABS ~ 2007-FS1

BSABS ~ 2007-FS1 - Seconds

BSABS ~ 2007-HE1

BSABS ~ 2007-HE1 - Seconds

BSABS ~ 2007-HE2

BSABS ~ 2007-HE2 - Seconds

BSABS ~ 2007-HE3

BSABS ~ 2007-HE3 - Seconds

BSABS ~ 2007-HE5

BSABS ~ 2007-HE5 - Seconds

BSABS ~ 2007-HE6

BSABS ~ 2007-HE7

BSABS ~ 2007-SD3

BSABS 1999-2

BSABS 2000-2

BSABS 2001-3

BSABS 2002-1

BSABS 2002-2

BSABS 2002-2 seconds

BSABS 2003-1

BSABS 2003-1 - Seconds

BSABS 2003-2

BSABS 2003-3

BSABS 2003-3 - Seconds

BSABS 2003-ABF1

BSABS 2003-ABF1 - Seconds

BSABS 2003-HE1

BSABS 2003-HE1 - Seconds

BSABS 2004-2

BSABS 2004-2 - Seconds

BSABS 2004-AC2

BSABS 2004-FR1

BSABS 2004-FR1 - Seconds

BSABS 2004-FR2

BSABS 2004-FR2 - Seconds

BSABS 2004-HE1

BSABS 2004-HE11 Seconds

BSABS 2004-HE2

BSABS 2004-HE3

BSABS 2004-HE3 - Seconds

BSABS 2004-HE4

BSABS 2004-HE8

BSABS 2004-HE8 Seconds

BSABS 2004-SD1

BSABS 2004-SD2

BSABS 2004-SD3

BSABS 2004-SD4

BSABS 2005-AC2

BSABS 2005-AC3

BSABS 2005-AC4

BSABS 2005-AC6

BSABS 2005-AC7

BSABS 2005-AC8

BSABS 2005-AC9

BSABS 2005-AQ2

BSABS 2005-SD1

BSABS 2005-SD2

BSABS 2005-SD4

BSABS 2005-TC1

BSABS 2005-TC2

BSABS 2005-TC2 - Seconds

BSABS 2006 - SD2

BSABS 2006-AC1

BSABS 2006-AC2

BSABS 2006-AC3

BSABS 2006-AC5

BSABS 2006-SD1

BSABS 2006-SD2

BSABS 2006-SD3

BSABS 2006-SD4

BSABS 2007-1

BSABS 2007-HE4

BSABS 2007-HE6 Seconds

BSABS 2007-SD1

BSALTA  2005-3

BSALTA  2005-4

BSALTA  2005-5

BSALTA  2005-7

BSALTA  2005-8

BSALTA ~ 2005-10

BSALT-A ~ 2005-8

BSALT-A ~ 2005-9

BSALTA ~ 2006-1

BSALT-A ~ 2006-1

BSALTA ~ 2006-2

BSALT-A ~ 2006-2

BSALTA ~ 2006-3

BSALTA ~ 2006-4

BSALTA ~ 2006-5

BSALTA ~ 2006-6

BSALTA ~ 2006-7

BSALTA ~ 2006-8

BSALTA ~ 2007-1

BSALTA ~ 2007-2

BSALTA ~ 2007-3

BSALTA 2004-1

BSALTA 2004-10

BSALTA 2004-11

BSALTA 2004-12

BSALTA 2004-2

BSALTA 2004-3

BSALTA 2004-4

BSALTA 2004-5

BSALTA 2004-6

BSALTA 2004-7

BSALTA 2004-8

BSALTA 2004-9

BSALTA 2005-2

BSALTA 2005-3

BSALTA 2005-4

BSALTA 2005-5

BSALTA 2005-7

BSALTA 2005-8

BSALTA 2005-9

BSALTA 2006-1

BSALTA 2006-2

BSALTA 2006-3

BSALTA 2006-5

BSALTA 2006-6

BSALTA 2006-7

BSALTA 2006-8

BSARM ~ 2005-12

BSARM ~ 2006-4

BSARM 2004-1

BSARM 2004-10

BSARM 2004-3

BSARM 2004-8

BSARM 2005-1

BSARM 2005-11

BSARM 2005-12

BSARM 2005-3

BSARM 2005-4

BSARM 2005-6

BSARM 2007-4

BSARM 2007-5

BSMF ~ 2006-AR1

BSMF ~ 2006-AR2

BSMF ~ 2006-AR3

BSMF ~ 2006-AR4

BSMF ~ 2006-AR5

BSMF ~ 2007-AR1

BSMF ~ 2007-AR2

BSMF ~ 2007-AR3

BSMF ~ 2007-AR4

BSMF ~ 2007-AR5

BSMF 2006-AC1

BSMF 2006-SL1 seconds

BSMF 2006-SL2

BSMF 2006-SL3

BSMF 2006-SL3 - Seconds

BSMF 2006-SL4

BSMF 2006-SL5

BSMF 2006-SL6

BSMF 2007-SL1

BSMF 2007-SL2

BSMF 2007-SL2 - Seconds

BSSLT 2007-1 seconds

BSSSI 1997-2

CDC ~ 2002-HE3

CDC ~ 2003-HE1

CFLAT ~ 2004-AQ1

CFLAT 2002-2

CFLAT 2002-3

CFLAT 2002-4

CFLAT 2003-1

CFLAT 2003-2

CFLAT 2003-3

CFLAT 2003-4

CFLAT 2003-5

CFLAT 2003-6

CFLAT 2003-C1

CFLAT 2003-C1- Seconds

CFLAT 2004-1

CFLAT 2004-2

CFLAT 2004-OPT1

CFLAT 2004-OPT1 - Seconds

CFLX ~ 2005-1

CFLX ~ 2005-2

CFLX ~ 2006-2

CFLX ~ 2007-1

CFLX ~ 2007-2

CFLX ~ 2007-3

CFLX ~ 2007-M1

CFLX 2006-1

CHASE 2005-A1

CIM 2016-1

CIM 2016-2

CIM 2016-3

CIM 2016-FRE1

CIM 2017-1

CIM 2017-2

CIM 2017-3

CIM 2017-4

CIM 2017-5

CIM 2017-6

CIM 2018-NR1

CIM 2019-R4

CIM 2019-R4 Hybrid

CIM Trust 2017-7

CIM Trust 2018-R1

CIM Trust 2018-R2

CIT 2007-1

Cityscape ~ 1996-2

CMFT ~ 2007-A1

CMFT 2004-S2

CMFT 2005-A2

CMFT 2005-S1

CMFT 2005-S2

CMFT 2005-S3

CMFT 2006-A1

CMFT 2006-S1

CMFT 2006-S2

CMFT 2006-S3

CMFT 2006-S4

CMFT 2007-A2

CMFT 2007-A3

CMFT 2007-S1

CMFT 2007-S2

CMFT 2007-S3

CMFT 2007-S4

CMFT 2007-S5

CMFT 2007-S6

CMLT 2007-FRE1

CMLT 2007-FRE1 Seconds

CMLTI ~ 2004-2

CMLTI ~ 2005-HE1

CMLTI ~ 2007-AHL2

CMLTI ~ 2007-AHL3

CMLTI 2005-7

CMLTI 2005-8

CMLTI 2006-4

CMLTI 2006-HE2

CMLTI 2006-HE3

CMLTI 2007-10

CMLTI 2007-6

CMLTI 2007-AR1

CMLTI 2007-AR7

CMSC ~ 2012-CIM2

Coastal Fed Bank 1992-1

Conti ~ 1994-5

Conti ~ 1995-1

Conti ~ 1995-2

Conti ~ 1995-3

Conti ~ 1995-4

Conti ~ 1996-1

Conti ~ 1996-2

Conti ~ 1996-3

Conti ~ 1996-4

Conti ~ 1997-1

Conti ~ 1997-2

Conti ~ 1997-4

Conti ~ 1997-5

Conti ~ 1998-1

Conti ~ 1998-4

Conti ~ 1999-1

Conti ~ 1999-2

Conti ~ 1999-3

Conti ~ CTS ARMS 1995-1

Conti ~ Fannie Mae

Credigy LRD

Credigy Whole Loan

CSAB ~ 2007-1

CSAB 2006-2

CSAB 2006-3

CSAB 2007-1

CSFB (Wells Fargo) ~ 2005-4

CSFB ~ 2001-1

CSFB ~ 2001-11

CSFB ~ 2001-26

CSFB ~ 2001-28

CSFB ~ 2001-33

CSFB ~ 2002-10

CSFB ~ 2002-18

CSFB ~ 2002-24

CSFB ~ 2002-5

CSFB ~ 2002-9

CSFB ~ 2003-CF14

CSFB ~ 2004-AR5

CSFB ~ 2004-CF2

CSFB ~ 2005-AGE1

CSFB ~ 2005-CF1

CSFB ~ Agency (2006)

CSFB ~ Alt-A Security_Generic

CSFB ~ AltA Warehouse

CSFB ~ Freddie Mac

CSFB ~ HEAT 2005-4

CSFB ~ HEAT 2005-7

CSFB ~ HEAT 2005-8

CSFB ~ HEAT 2005-9

CSFB ~ Interim Servicing

CSFB ~ Junior Liens

CSFB ~ Special Servicing

CSFB ~ Special Servicing - Springleaf

CSFB ~ Special Servicing HYBRID

CSFB ~ Special Servicing LIME Puerto Rico

CSFB 2004-8

CSFB ABS ~ 2000-7

CSFB ABSC ~ 2002-HE1

CSFB ABSC ~ 2002-HE2

CSFB ABSC ~ 2003-HE1

CSFB ABSC ~ 2003-HE2

CSFB ABSC ~ 2005-HE4

CSFB ABSC ~ 2005-HE8

CSFB FNT ~ 2000-1

CSFB FNT ~ 2001-1

CSFB FNT ~ 2001-4

CSFB HE ~ 2001-HE17

CSFB HE ~ 2001-HE20

CSFB HE ~ 2001-HE22

CSFB HE ~ 2001-HE8

CSFB HE ~ 2002-HE1

CSFB HE ~ 2002-HE11

CSFB HE ~ 2002-HE16

CSFB HEAT ~ 2002-1

CSFB HEAT ~ 2002-2

CSFB HEAT ~ 2002-3

CSFB HEAT ~ 2002-4

CSFB HEAT ~ 2002-5

CSFB HEAT ~ 2003-1

CSFB HEAT ~ 2003-2

CSFB HEAT ~ 2003-3

CSFB HEAT ~ 2005-1

CSFB HEAT ~ 2005-2

CSFB HEAT ~ 2005-3

CSFB HEAT ~ 2005-5

CSFB HEAT ~ 2005-6

CSFB HEAT ~ 2006-1

CSFB HEMT ~ 2004-3

CSFB HEMT ~ 2005-2

CSFB HEMT ~ 2005-4

CSFB HEMT ~ 2005-5

CSFB HEMT ~ 2005-HF1

CSFB HEMT ~ 2006-3

CSFB HEMT ~ 2006-4

CSFB HEMT ~ 2006-5

CSFB HEMT ~ 2006-6

CSFB NonPerf ~ 2002-NP14

CSFB QMI ~ 1995-QE9

CSFB QMI ~ 1996-Q2

CSFB QMI ~ 1996-QA

CSFB Special Servicing - Lime Homes

CSMC  ~ 2013-TH1

CSMC ~ 2006-9

CSMC ~ 2006-CF1

CSMC ~ 2006-CF2

CSMC ~ 2006-CF3

CSMC ~ 2007-1

CSMC ~ 2007-2

CSMC ~ 2007-3

CSMC ~ 2007-4

CSMC ~ 2007-5

CSMC ~ 2007-6

CSMC ~ 2007-7

CSMC ~ 2010-16

CSMC ~ 2012-9

CSMC ~ 2012-CIM1

CSMC ~ 2012-CIM3

CSMC ~ 2013-6

CSMC ~ 2013-7

CSMC ~ 2013-HYB1

CSMC ~ 2013-IVR1

CSMC ~ 2013-IVR2

CSMC ~ 2013-IVR3

CSMC ~ 2013-IVR4

CSMC ~ 2013-IVR5

CSMC 2006-3

CSMC 2006-4

CSMC 2006-7

CSMC 2006-8

CSMC 2006-9

CSMC 2007-1

CSMC 2007-3

CSMC 2007-5

CSMC 2007-6

CSMC 2007-7

CSMC 2014-IVR1

CSMC 2014-IVR2

CSMC 2014-IVR3

CSMC 2014-OAK1

CSMC 2014-SAF1

CSMC 2014-WIN1

CSMC 2014-WIN2

CSMC 2015-1

CSMC 2015-2

CSMC 2015-3

CSMC 2015-PR1

CSMC 2015-PR2

CSMC 2015-WIN1

CSMC 2016-PR1

CSMC 2016-RPL1

CSMC 2017-1

CSMC 2017-2

CSMC 2017-FHA1

CSMC 2017-RPL1 HYBRID

CSMC 2017-RPL2

CSMC 2017-RPL3

CSMC 2018-J1

CSMC 2018-RPL1 HYBRID

CSMC 2018-RPL10

CSMC 2018-RPL11

CSMC 2018-RPL2

CSMC 2018-RPL3

CSMC 2018-RPL3 HYBRID

CSMC 2018-RPL4

CSMC 2018-RPL5

CSMC 2018-RPL5 Hybrid

CSMC 2018-RPL7 Hybrid

CSMC 2018-RPL8

CSMC 2018-RPL9

CSMC 2018-RPL9 Hybrid

CSMC 2018-SP2

CSMC 2018-SP3

CSMC 2019-JR1

CSMC 2019-JR1 Group 2

CSMC 2019-NQM1

CSMC 2019-RPL1

CSMC 2019-RPL1 Hybrid

CSMC 2019-RPL2

CSMC 2019-RPL2 Hybrid

CSMC 2019-RPL3

CSMC 2019-RPL4

CSMC 2019-RPL4 Hybrid

CSMC 2019-RPL6

CSMC 2019-RPL6 Hybrid

CSMC 2019-RPL7 Hybrid

CSMC 2019-RPL8

CSMC 2019-RPL8 Hybrid

CSMC ARMT ~ 2007-1

CSMC ARMT ~ 2007-2

CSMC ARMT ~ 2007-3

CSMC HEAT ~ 2006-2

CSMC HEAT ~ 2006-3

CSMC HEAT ~ 2006-4

CSMC HEAT ~ 2006-5

CSMC HEAT ~ 2006-6

CSMC HEAT ~ 2006-7

CSMC HEAT ~ 2006-8

CSMC HEAT ~ 2007-1

CSMC HEAT ~ 2007-2

CSMC HEAT ~ 2007-3

CSMC HEMT ~ 2006-2

CSMLT 2015-1

CSMLT 2015-2

CSMLT 2015-3

CSSLT ~ 2006-1

CVF III Mortgage Loan Trust II

CVI CGS Mortgage Loan Trust I

CVI LCF Mortgage Loan Trust I

CWABS ~ 2004-1

CWABS ~ 2005-15

CWABS 2004-10

CWABS 2004-15

CWABS 2004-7

CWABS 2005-11

CWABS 2005-17

CWABS 2005-3

CWABS 2005-4

CWABS 2006-11

CWABS 2006-8

CWABS 2007-2

CWABS 2007-7

CWALT ~ 2005-22T1

CWALT ~ 2005-55CB

CWALT ~ 2005-62

CWALT ~ 2007-OA10

CWALT 2005-18CB

CWALT 2005-45

CWALT 2005-66

CWALT 2006-J7

CWL ~ 2006-QH2

CWMBS ~ 2005-6

CWMBS ~ 2007-HY9

DBALT ~ 2007 AB-1

DBALT ~ 2007 AR-1

DBALT ~ 2007-BAR1

DBALT ~ 2007-OA3

DBALT-A ~ 2007-AR2

Deutsche ACE ~ 2002-HE3

Deutsche Bank ~ 2005-SD1

Deutsche Bank ~ 2005-SD2

Deutsche Bank ~ 2006-SD1

Deutsche Bank ~ 2006-SD2

Deutsche Bank ~ 2006-SD3

Deutsche Bank ~ ACE 2004-HE4

Deutsche Bank ~ ALT 2005-1

Deutsche Bank ~ ALT 2005-3

Deutsche Bank ~ ALT 2006-AF1

DLJ ABS ~ 2000-6

DSLA 2004-AR1

DSLA 2004-AR2

DSLA 2004-AR3

DSLA 2004-AR4

DSLA 2005-AR2

EMC MLT ~ 2005-A

EMC MLT ~ 2005-A - Seconds

EMC MLT ~ 2005-B

EMC MLT ~ 2006-A

EMC MLT 2001-A

EMC MLT 2002-A

EMC MLT 2002-B

EMC MLT 2003-A

EMC MLT 2003-B

EMC MLT 2004-A

EMC MLT 2004-B

EMC MLT 2004-C

Encore Credit ~ 2005-1

Encore Credit ~ 2005-2

Encore Credit ~ 2005-3

Encore Credit ~ 2005-4

Enterprise Bank of S.C. AARA

Enterprise Interim Servicing Agreement

Fairbanks ~ 1999-1

Fairbanks ~ Miscellaneous

Fannie Mae ~ Alt A

Fannie Mae ~ AltA MBS

Fannie Mae ~ AltA REO

Fannie Mae ~ Countrywide ARMS

Fannie Mae ~ Countrywide Fixed

Fannie Mae ~ Subprime

Fannie Mae REMIC Trusts

FBRSI 2005-5

FBRSI 2005-5- Seconds

FC Washington I, LP ~ Whole Loans

FFML ~ 2004-FF4

FFML ~ 2004-FF6

FFML ~ 2004-FF8

FFML ~ 2005-FFH1

FFML ~ 2005-FFH3

FFML ~ 2005-FFH4

FFML ~ 2006-FF1

FFML ~ 2006-FF13

FFML ~ 2006-FF5

FFML ~ 2006-FF7

FFML ~ 2006-FFH1

FFML ~ 2007-FF1

FFML ~ 2007-FF2

FFMLT ~ 2006-FF18

FFMLT ~ 2006-FF8

FFMLT 2002-FF3

FFMLT 2003-FF2

FFMLT 2003-FF4

FFMLT 2004-FF7

Fidelity ~ 1997-1

First City Capital ~ 1998-2

First Key Whole Loans

FIRST NLC 2005-4

FIRST NLC 2005-4 - Seconds

FLIC Mortgage Loan Trust 1

FLIC Mortgage Loan Trust 1 Hybrid

FLIC Servicing Agreement

FLIC Servicing Agreement Hybrid

Florida Community Bank ~ Whole Loans

FNMA 1998-W2

FNMA 2002-14

FNMA 2002-60

FNMA 2002-W8

Freddie Mac ~ Freddie Mac

Freddie Mac/FCC ~ REO - Various

FSA ~ Whole Loans

GAMLT 2017-RPL1

GCAT 2019-4

GCAT 2019-4 REO

GCAT 2019-4 Whole Loan

GIFM Holdings Trust

GIFM Holdings Trust HYBRID

GMAC  ~ Interim Servicing

GMFT ~ 2005-AR4

GMFT ~ 2005-AR5

GMFT ~ 2006-AR1

GMFT ~ 2006-AR2

GMFT ~ 2006-AR3

GMTA ~ 2005-AR1

GMTA ~ 2005-AR3

Goldman ~ 2001-1

Goldman GSAMP ~ 2006-HE3

Goldman GSAMP ~ 2006-HE4

Goldman GSAMP ~ 2006-HE5

Goldman Sachs - GSMC

Goldman Sachs - GSMC Hybrid

Goldman Sachs - GSMS

Goldman Sachs - MTGLQ

Goldman Sachs - MTGLQ Hybrid

Goldman Sachs - REOI

GPMF 2005-AR2

Great Western ~ Whole Loans

Greenwich (Equifirst) ~ 2003-1

Greenwich (Soundview) ~ 2005-1

Greenwich (Soundview) ~ 2007-2

Greenwich ~ 2002-FFA

Greenwich ~ 2004-FFH4

Greenwich FASCO ~ 2003-FF1

GSAA 2004-NC1

GSAA 2005-11

GSAA 2005-14

GSAA 2005-MTR1

GSAA 2006-1

GSAA 2006-14

GSAA 2006-17

GSAA 2006-19

GSAA 2006-20

GSAA 2006-5

GSAA 2007-2

GSAA HE 2006-3

GSAA TRUST 2006-5

GSAMP  ~ 2004-AR2

GSAMP ~ 2004-AR1

GSAMP ~ 2004-HE2

GSAMP ~ 2005-AHL

GSAMP ~ 2005-HE1

GSAMP ~ 2005-HE2

GSAMP ~ 2005-HE3

GSAMP 2003-AHL

GSAMP 2005-HE3

GSAMP 2005-S2 - Seconds

GSAMP 2006-S1- Seconds

GSAMP 2007-H1

GSMBS 2018-RPL1 Hybrid

GSMBS 2018-RPL1 Split States Hybrid

GSR 2005-5F

GSR 2005-7F

GSR 2005-AR7

GSR 2006-9F

GSR 2007-1F

GSR 2007-4F

GSR 2007-5F

HAMR 2019-RPL1

HarborView ~ 2006-1

HarborView ~ 2006-12

HarborView ~ 2007-1

HASC ~ 2007-HE1

HASC ~ 2007-HE2

HASC ~ 2007-NC1

HASC 2005-NC2

HASCO 2005-NC1

HBMT 2004-1

HBMT 2004-2

HBMT 2005-1

HBMT 2005-2 - Seconds

HBMT 2005-3

HBMT 2005-3- Seconds

HBMT 2005-4

HBMT 2005-4- Seconds

HBMT 2005-5

HBMT 2005-5- Seconds

HBMT 2006-1

HBMT 2006-2

HBMT 2006-2- Seconds

HBMT 2007-1

HBMT 2007-1- Seconds

HEAT 2003-4

HEAT 2003-6

HEAT 2003-7

Hudson City ~ Whole Loans

HVMLT 2004-8

HVMLT 2005-11

HVMLT 2005-15

HVMLT 2005-6

HVMLT 2005-7

HVMLT 2006-8

HVMLT 2006-BU1

HVMLT 2006-SB1

HVMLT 2007-7

IMC ~ 1994-1

IMC ~ 1995-1

IMC ~ 1995-2

IMC ~ 1995-3

IMC ~ 1996-1

IMC ~ 1996-2

IMC ~ 1996-3

IMC ~ 1996-4

IMC ~ 1997-1

IMC ~ 1997-2

IMC ~ 1997-3

IMC ~ 1997-5

IMC ~ 1998-1

IMC ~ 1998-3

IMC ~ 1998-5

IMC~ChargeOffs

IMM 2003-1

IMM 2003-11

IMM 2003-11 No Mod

IMM 2003-4

IMM 2003-8

IMM 2003-8- No Mod

IMM 2004-3

IMM 2004-3- No Mod

IMM 2004-4

IMM 2004-4- No Mod

IMM 2004-5

IMM 2004-5- No Mod

IMM 2004-6

IMM 2004-6- No Mod

IMM 2004-7

IMM 2004-9

IMM 2004-9 No Mod

IMM 2005-1

IMM 2005-3

IMM 2005-3- No Mod

IMM 2005-4

IMM 2005-4- No Mod

IMM 2005-5

IMM 2005-5- No Mod

IMM 2005-6

IMM 2005-6- No Mod

IMM 2005-7

IMM 2006-3

IMM 2006-3- No Mod

IMM 2007-A

IMM 2007-A- No Mod

Impac Whole Loan

IMSA 2000-3

IMSA 2000-3- No Mod

IMSA 2001-8

IMSA 2001-8- No Mod

IMSA 2003-2

IMSA 2003-2- No Mod

IMSA 2005-1

IMSA 2006-1

IMSA 2006-1- No Mod

IMSA 2006-4

IMSA 2006-4- No Mod

IMSA 2006-5

IMSA 2006-5- No Mod

IMSA 2007-1

IMSA 2007-1- No Mod

IMSA 2007-2

IMSA 2007-2- No Mod

IMSA 2007-3

IMSA 2007-3- No Mod

ITLA ~ 2002-01

IXIS ~ 2004-HE-4

IXIS ~ 2005 HE-3

IXIS ~ 2005-HE1

IXIS ~ 2005-HE2

JPALT ~ 2005-S1

JPALT ~ 2006 A2

JPALT ~ 2006-A1

JPALT ~ 2006-A3

JPALT ~ 2006-A7

JPALT ~ 2006-S1

JPALT ~ 2006-S3

JPALT ~ 2007 A1

JPALT ~ 2007-A2

JPALT ~ 2007-S1

JPALT 2005-A2

JPALT 2005-S1

JPALT 2006 - A2

JPALT 2006 - S1

JPALT 2006 - S2

JPALT 2006 - S4

JPALT 2006-A1

JPALT 2006-A4

JPALT 2006-A5

JPALT 2006-A6

JPALT 2006-S2

JPALT 2006-S4

JPALT 2007 - S1

JPALT 2007-S1

JPMAC ~ 2005-FLD1

JPMAC ~ 2005-FLD1 - Seconds

JPMAC ~ 2005-WMC1

JPMAC ~ 2005-WMC1 - Seconds

JPMAC ~ 2006 RM1

JPMAC ~ 2006 RM1 - Seconds

JPMAC ~ 2006-ACC1

JPMAC ~ 2006-CH1

JPMAC ~ 2006-CH2

JPMAC ~ 2006-CW1

JPMAC ~ 2006-CW2

JPMAC ~ 2006-FRE1

JPMAC ~ 2006-FRE1 - Seconds

JPMAC ~ 2006-FRE2

JPMAC ~ 2006-FRE2 - Seconds

JPMAC ~ 2006-HE1

JPMAC ~ 2006-HE1 - Seconds

JPMAC ~ 2006-HE2

JPMAC ~ 2006-HE2 - Seconds

JPMAC ~ 2006-HE3

JPMAC ~ 2006-HE3 - Seconds

JPMAC ~ 2006-NC1

JPMAC ~ 2006-NC1 - Seconds

JPMAC ~ 2006-NC2

JPMAC ~ 2006-NC2 - Seconds

JPMAC ~ 2006-WMC1

JPMAC ~ 2006-WMC1 - Seconds

JPMAC ~ 2006-WMC2

JPMAC ~ 2006-WMC2 - Seconds

JPMAC ~ 2006-WMC3

JPMAC ~ 2006-WMC3 - Seconds

JPMAC ~ 2006-WMC4

JPMAC ~ 2006-WMC4 - Seconds

JPMAC ~ 2007-CH1

JPMAC ~ 2007-CH1 - Seconds

JPMAC ~ 2007-CH2

JPMAC ~ 2007-CH3

JPMAC ~ 2007-CH4

JPMAC ~ 2007-CH5

JPMAC ~ 2007-HE1

JPMAC ~ 2007-HE1 - Seconds

JPMC 2010-1

JPMMT ~ 2005-A8

JPMMT ~ 2006-A5

JPMMT ~ 2006-S2

JPMMT ~ 2006-S4

JPMMT ~ 2007-S1

JPMMT ~ 2007-S3

JPMMT 2004-A1

JPMMT 2004-A2

JPMMT 2004-A3

JPMMT 2004-A4

JPMMT 2004-A5

JPMMT 2004-A6

JPMMT 2004-S1

JPMMT 2004-S2

JPMMT 2005 - S2

JPMMT 2005-A1

JPMMT 2005-A2

JPMMT 2005-A3

JPMMT 2005-A4

JPMMT 2005-A5

JPMMT 2005-A6

JPMMT 2005-A7

JPMMT 2005-S1

JPMMT 2005-S2

JPMMT 2005-S3

JPMMT 2006 - A3

JPMMT 2006 - A4

JPMMT 2006 - A6

JPMMT 2006-A1

JPMMT 2006-A2

JPMMT 2006-A3

JPMMT 2006-A4

JPMMT 2006-A6

JPMMT 2006-A7

JPMMT 2006-S1

JPMMT 2006-S2

JPMMT 2006-S3

JPMMT 2006-S4

JPMMT 2007 - S1

JPMMT 2007 - S2

JPMMT 2007-A1

JPMMT 2007-A2

JPMMT 2007-A3

JPMMT 2007-A4

JPMMT 2007-A5

JPMMT 2007-A6

JPMMT 2007-S1

JPMMT 2007-S2

JPMMT 2015-3

JPMMT 2015-6

JPMMT 2016-1

JPMMT 2016-3

JPMMT 2016-5

JPMorgan Chase ~ Whole Loans (FHA)

JPMorgan Mortgage ~ Whole Loans

JPMorgan Mortgage ~ Whole Loans - Repu Lns

JPMorgan Mortgage ~ Whole Loans (EMC)

LBMLT ~ 2000-1

LBMLT ~ 2001-1

LBMLT ~ 2001-2

LBMLT ~ 2003-2

LBMLT ~ 2003-2 - Seconds

LBMLT ~ 2003-3

LBMLT ~ 2003-4

LBMLT ~ 2003-4 - Seconds

LBMLT ~ 2004-1

LBMLT ~ 2004-2

LBMLT ~ 2004-3

LBMLT ~ 2004-4

LBMLT ~ 2004-5

LBMLT ~ 2004-6

LBMLT ~ 2005-1

LBMLT ~ 2005-2

LBMLT ~ 2005-3

LBMLT ~ 2005-WL1

LBMLT ~ 2005-WL1 - Seconds

LBMLT ~ 2005-WL2

LBMLT ~ 2005-WL3

LBMLT ~ 2006-1

LBMLT ~ 2006-10

LBMLT ~ 2006-10 - Seconds

LBMLT ~ 2006-11

LBMLT ~ 2006-11 - Seconds

LBMLT ~ 2006-2

LBMLT ~ 2006-2 - Seconds

LBMLT ~ 2006-3

LBMLT ~ 2006-3 - Seconds

LBMLT ~ 2006-4

LBMLT ~ 2006-4 - Seconds

LBMLT ~ 2006-5

LBMLT ~ 2006-5 - Seconds

LBMLT ~ 2006-6

LBMLT ~ 2006-6 - Seconds

LBMLT ~ 2006-7

LBMLT ~ 2006-7 - Seconds

LBMLT ~ 2006-8

LBMLT ~ 2006-8 - Seconds

LBMLT ~ 2006-9

LBMLT ~ 2006-9 - Seconds

LBMLT ~ 2006-A - Seconds

LBMLT ~ 2006-WL1

LBMLT ~ 2006-WL1 - Seconds

LBMLT ~ 2006-WL2

LBMLT ~ 2006-WL2 - Seconds

LBMLT ~ 2006-WL3

LBMLT ~ 2006-WL3 - Seconds

LBMLT Group 1  ~ 2002-1

LBMLT Group 1 ~ 2001-3

LBMLT Group 1 ~ 2001-4

LBMLT Group 1 ~ 2001-4 - Seconds

LBMLT Group 1 ~ 2002-2 Group 1

LBMLT Group 1 ~ 2002-5

LBMLT Group 1 ~ 2002-5 - Seconds

LBMLT Group 1 ~ 2003-1

LBMLT Group 1 ~ 2003-1 - Seconds

LBMLT Group 2 ~ 2001-3

LBMLT Group 2 ~ 2001-4 Group 2

LBMLT Group 2 ~ 2002-1

LBMLT Group 2 ~ 2002-2 Group 2

LBMLT Group 2 ~ 2003-1

LBMLT Grp 2 ~ 2002-5 Grp 2

Lehman (SASCO) ~ 2007-BC3

Lehman (SASCO) ~ 2007-BC4

Lehman ~ HLS Charge Offs

Lehman ARC ~ 2001-BC6

Lehman ARC ~ 2002-BC10

Lehman ARC ~ 2002-BC6

Lehman ARC ~ 2002-BC7

Lehman ARC ~ 2002-BC8

Lehman FFMLT ~ 2005-FF10

Lehman FFMLT ~ 2005-FF3

Lehman FFMLT ~ 2005-FF9

Lehman FFMLT ~ 2006-FF10

Lehman FFMLT ~ 2006-FF12

Lehman FFMLT ~ 2006-FF15

Lehman FFMLT ~ 2006-FF17

Lehman FFMLT ~ 2006-FF2

Lehman FFMLT~ 2006-FF14

Lehman SAIL ~ 2003-BC1

Lehman SAIL ~ 2003-BC2

Lehman SAIL ~ 2003-BC3

Lehman SAIL ~ 2005-10

Lehman SAIL ~ 2006-3

Lehman SASCO ~ 2002-BC1

Lehman SASCO ~ 2002-HF2

Lehman SASCO ~ 2003-BC1

Lehman SASCO ~ 2003-BC2

Lehman SASCO 2001-8A

Liberty Revolving Trust

Liberty Revolving Trust Hybrid

LMAT 2017-GS2

LMAT 2017-GS2 Split States

LMAT 2018-GS1

LMAT 2018-GS1 Split States

LMAT 2018-GS2

LMAT 2018-GS2 Split States

LMAT 2018-GS3

LMAT 2018-GS3 Split States

LMAT 2018-RPL4

LMAT 2018-RPL4 Split States

LMAT 2019-GS1

LMAT 2019-GS1 Split States

LMAT 2019-GS2

LMAT 2019-GS2 Split States

LMAT 2019-GS3

LMAT 2019-GS3 Split States

LMAT 2019-GS3 Split States Hybrid

LMAT 2019-GS4

LMAT 2019-GS4 Hybrid

LMAT 2019-GS4 Split States

LMAT 2019-GS4 Split States Hybrid

LMAT 2019-GS5

LMAT 2019-GS5 Split States

LMAT 2019-GS6

LMAT 2019-GS7

LMAT 2019-GS7 Split States

LMAT 2019-GS7 Split States Hybrid

LMAT 2019-PR1

LMAT 2019-RPL1

LMAT 2019-RPL1 Split States

LMAT 2019-RPL3

LMAT 2019-RPL3 Hybrid

LMAT 2019-RPL3 Split States

LMAT 2019-RPL3 Split States Hybrid

LMAT 2019-SL1

LMAT 2019-SL1 Split States

LMT 2006-2

LMT 2006-4

LMT 2007-7

Loss Recovery Division  ~ Generic

Loss Recovery Division ~ Conti

LUM 2005-1

LUM 2006-3

LUM 2006-4

LUM 2006-5

Luminent ~ 2006-2

Luminent 2007-1

Luxury Mortgage 2018

LXS 2006-1

LXS 2006-11

LXS 2006-15

Madison 2017

MALT 2003-5

MALT 2005 - 6

MALT 2005-6

MALT 2006-2

MALT 2006-3

Marathon LRD

MARM 2005-7

MARM 2005-8

MASTR 2003-11

MASTR 2003-12

MASTR 2003-WMC1

MASTR 2003-WMC2

MASTR 2004-1

MASTR 2004-HE1

MASTR 2005-1

MASTR 2005-HE1

MASTR 2005-HE2

MASTR 2006-1

MASTR 2006-2

MASTR 2006-3

MASTR 2006-HE1

MASTR 2006-WMC3

MASTR 2006-WMC3 - Seconds

MASTR 2006-WMC4

MASTR 2006-WMC4 - Seconds

MASTR 2007-1

MCMLT 2017-3

MCMLT 2018-1

MCMLT 2018-2

MCMLT 2018-3

MCMLT 2018-4

MEB Loan Trust

MEB Loan Trust - Split States

MEB Loan Trust II

MEB Loan Trust II - Split States

MEB Loan Trust IV

MEB Loan Trust IV - Split States

Merrill Lynch ~ 2002-AFC1

MESA 2003-1

MESA 2003-1- Seconds

MetLife Whole Loan

MetLife Whole Loan HYBRID

MetLife Whole Loan MSR Owned

MetLife Whole Loan MSR Owned-HYBRID

MFA 2017-RPL1

MFA 2018-NPL2

MFA FV 2019 -CTR4

MFA FV 2019-CTR1

MFA FV 2019-CTR2

MFA FV 2019-CTR3

MFRA Trust 2014-1 Spartan

MFRA Trust 2014-2 Diplomat

MFRA Trust 2014-2 Spartan

MFRA Trust 2016-1 - 5th Street

MLMI 2005-A2

Morgan Keegan ~ Reconstituted Agreement

Morgan Stanley ~ 2001-AM1

Morgan Stanley ~ 2002-AM1

MSAC ~ 2003-NC10

MSAC ~ 2004-HE1

MSAC ~ 2004-HE2

MSAC ~ 2004-HE4

MSAC ~ 2004-HE6

MSAC ~ 2004-HE7

MSAC ~ 2004-HE8

MSAC ~ 2004-HE9

MSAC ~ 2004-NC2

MSAC ~ 2004-NC3

MSAC ~ 2004-NC5

MSAC ~ 2004-NC8

MSAC ~ 2004-WMC3

MSAC ~ 2005-HE1

MSAC ~ 2005-HE2

MSAC ~ 2005-HE4

MSAC ~ 2005-HE5

MSAC ~ 2005-NC2

MSAC ~ 2005-WMC1

MSAC ~ 2005-WMC2

MSAC ~ 2005-WMC3

MSAC ~ 2005-WMC4

MSAC ~ 2005-WMC5

MSAC ~ 2005-WMC6

MSAC ~ 2006-HE5

MSAC ~ 2006-HE6

MSAC ~ 2006-HE7

MSAC ~ 2006-HE8

MSAC ~ 2006-NC5

MSAC ~ 2007-HE1

MSAC ~ 2007-HE2

MSAC ~ 2007-HE3

MSAC ~ 2007-HE4

MSAC ~ 2007-HE5

MSAC ~ 2007-HE6

MSAC ~ 2007-HE7

MSAC ~ 2007-NC1

MSAC ~ 2007-NC2

MSAC 2000-1

MSAC 2004-HE1

MSAC 2004-HE2

MSAC 2004-HE3

MSAC 2004-HE4

MSAC 2004-HE5

MSAC 2004-HE6

MSAC 2004-HE7

MSAC 2004-HE7 - Seconds

MSAC 2004-HE8

MSAC 2004-HE8 - Seconds

MSAC 2004-NC6

MSAC 2004-NC7

MSAC 2004-NC8

MSAC 2005-HE5

MSAC 2005-HE6

MSAC 2005-HE7

MSAC 2005-NC1

MSAC 2006-NC1

MSCI 2006-HE2

MSHEL ~ 2007-1

MSHEL ~ 2007-2

MSHEL 2005-2

MSHEL 2005-2 - Seconds

MSHEL 2005-3

MSHEL 2006-2

MSHEL 2006-3

MSIX 2006-1

MSM 2004-5AR

MSM 2004-6AR

MSM 2004-7AR

MSM 2004-8AR

MSSTR 2004-1

MSSTR 2005-1

MSSTR 2005-2

MST 2017-1

MST 2019-1

National City/PNC ~ Whole Loan Agreement

Natixis ~ 2007-HE2

NEW CENTURY 2003-B

NewOak SJ-MAC Cayman Fund Trust 2015-1

NewOak SJ-MAC Cayman Fund Trust 2015-2

NewOak SJ-MAC Cayman Fund Trust 2015-3

NewOak SJ-MAC Cayman Fund Trust 2016-2

NewOak SJ-MAC Cayman Fund Trust 2016-3

NewOak SJ-MAC Cayman Fund Trust 2016-4

NewOak SJ-MAC Cayman Fund Trust 2017-1

NewOak SJ-MAC Cayman Fund Trust 2017-2

NewOak SJ-MAC Cayman Fund Trust 2017-3

NewOak SJ-MAC Cayman Fund Trust 2017-4

NewOak SJ-MAC Cayman Fund Trust 2018-1

NewOak SJ-MAC Cayman Star Trust 2016-1

NewOak SJ-MAC Cayman Star Trust 2016-2

NewOak SJ-Mac Cayman Star Trust 2016-3

NewOak SJ-MAC Cayman Star Trust 2017-1

Nomura ~ 2001-R1

Nomura ~ 2005-HE1

NRMLT 2017-RPL1

NRMLT 2018-3

NRMLT 2018-5

NRMLT 2018-RPL1

NRMLT 2019-1

NRMLT 2019-2

NRMLT 2019-4

NRMLT 2019-5

NRMLT 2019-6

NRMLT 2019-RPL3

NRZ Inventory Trust

NRZ Pass-Through Trust II

NRZ Pass-Through Trust IX

NRZ Pass-Through Trust V

NRZ Pass-Through Trust VII

NRZ Pass-Through Trust VII-B

NRZ Pass-Through Trust VIII

NRZ Pass-Through Trust XI

NRZ Pass-Through Trust XIV

NRZ Pass-Through VI Parent LLC

NRZ Pass-Through VIII-B

NRZ Pass-ThroughTrust IX-B

NRZ Pass-ThroughTrust V-B

NRZ REO IX LLC

Oaks Mortgage Trust 2015-2

OBX 2018-EXP1

OBX 2018-EXP2

OBX 2019-EXP1

OBX 2019-EXP2

OBX 2019-EXP3

OBX 2019-INV1

OBX 2019-INV2

Ocwen Master Servicing REO

OneMain Whole Loans - Commoloco Inc. (PR)

OneMain Whole Loans - MorEquity, Inc.

OneMain Whole Loans - OneMain Financial

OneMain Whole Loans - OneMain Financial Group

OneMain Whole Loans - OneMain Mortgage Services

OSAT Trust 2019-1 Hybrid

OZM SPV Trust- Nomura

PCHLT 2005-1

PCHLT 2005-1  - Seconds

PIMCO Whole Loan

PNC  ~ Whole Loans 2010

PNC ~ 2000-1

PNC Agency

PPSI ~ 2004-WCW1

PPSI ~ 2004-WCW2

PPSI ~ 2005-WCW1

PPSI ~ 2005-WCW2

PPSI ~ 2005-WCW3

Pretium - Interim Servicing

PRIME 2003-2

PRIME 2004-CL2

PRIME 2005 - 2

PRIME 2005-2

PRIME 2005-4

PRIME 2005-5

PRIME 2006-1

PRIME 2006-2

PRIME 2007-1

PRIME 2007-2

PRIME 2007-3

Principal Bank AARA

Principal Bank Whole Loans

Private 2005-QWH13

Private 2005-WH24

Private 2007-SARM-3 LEHMAN

RAAC 2005-SP3

RAAC 2006-RP1

RAAC 2007-RP3

RAAC 2007-RP4

RAAC 2007-SP2

RALI 2005-QA10

RALI 2005-QA7

RALI 2005-QA8

RALI 2005-QA9

RALI 2005-QS10

RALI 2005-QS11

RALI 2005-QS12

RALI 2005-QS13

RALI 2005-QS14

RALI 2005-QS15

RALI 2005-QS16

RALI 2005-QS3

RALI 2005-QS4

RALI 2005-QS5

RALI 2005-QS7

RALI 2005-QS9

RALI 2006-QS11

RALI 2006-QS12

RALI 2006-QS13

RALI 2006-QS14

RALI 2006-QS15

RALI 2006-QS16

RALI 2006-QS17

RALI 2006-QS18

RALI 2006-QS3

RALI 2006-QS4

RALI 2006-QS6

RALI 2006-QS7

RALI 2006-QS8

RALI 2006-QS9

RALI 2007-QA1

RALI 2007-QS1

RALI 2007-QS2

RALI 2007-QS3

RALI 2007-QS4

RALI 2007-QS5

RALI 2007-QS6

RALI 2007-QS7

RALI 2007-QS8

RAMP 2003-SL1

RAMP 2004-SL1

RAMP 2004-SL2

RAMP 2005-RS3

RAMP 2005-RS6

RAMP 2005-RS7

RAMP 2005-RS8

RAMP 2005-RS9

RAMP 2006-RS3

RAMP 2006-RS4

RAMP 2006-RS5

RAMP 2006-RS6

RAMP 2007-RS1

RAMP 2007-RS2

RAMP 2007-RZ1

RBSCG (Wells Fargo) ~ 2007-B

Redwood ~ 2011 Servicing Agreement

RFC 2006-WH5

RFC 2007-DBALT-RAMP1

RFC 2007-WH3

RFMSI 2005-S3

RFMSI 2005-SA3

RFMSI 2005-SA4

RFMSI 2006-S10

RFMSI 2006-S11

RFMSI 2006-S12

RFMSI 2006-S5

RFMSI 2006-S6

RFMSI 2006-S7

RFMSI 2006-S8

RFMSI 2006-S9

RFMSI 2007-S1

RFMSI 2007-SA1

SABR ~ 2004-DO1

SABR ~ 2004-DO2

SABR ~ 2004-OP1

SABR ~ 2005-EC1

SABR ~ 2005-FR3

SABR ~ 2005-HE1

SABR ~ 2006-FR1

SABR ~ 2006-FR3

SACO ~ 2006-9

SACO 1999-5

SACO 2000-1

SACO 2000-1 ARMs

SACO 2000-3

SACO 2004-2 - Seconds

SACO 2005-1

SACO 2005-10

SACO 2005-2

SACO 2005-2 - Seconds

SACO 2005-3

SACO 2005-3 - Seconds

SACO 2005-3 Firsts

SACO 2005-4

SACO 2005-5

SACO 2005-6

SACO 2005-7 Seconds

SACO 2005-8

SACO 2005-9

SACO 2006-10

SACO 2006-2 seconds

SACO 2006-3 seconds

SACO 2006-4

SACO 2006-5 seconds

SACO 2006-6 seconds

SACO 2006-7

SACO 2006-7 Seconds

SACO 2006-9

SACO 2007-1

SACO 2007-2 seconds

SACO I 1999-3

SACO I 1999-3 ARM

SAIL 2003-BC11

SAIL 2004-1

SAIL 2004-1- Seconds

SAIL 2004-10

SAIL 2004-10- Seconds

SAIL 2004-11

SAIL 2004-11- Seconds

SAIL 2004-2

SAIL 2004-2 - Seconds

SAIL 2004-4

SAIL 2004-5

SAIL 2004-7

SAIL 2004-8

SAIL 2004-9

SAIL 2004-BNC2

SAIL 2004-BNC2 Seconds

SAIL 2005-1

SAIL 2005-1 - Seconds

SAIL 2005-2

SAIL 2005-2 Seconds

SAIL 2005-3

SAIL 2005-3 - Seconds

SAIL 2005-8

SAIL 2005-8- Seconds

SAIL 2005-9

SAIL 2005-9- Seconds

SAIL 2005-HE3

SAIL 2006-3

SAIL 2006-4

SAIL 2006-4 - Seconds

SAIL 2006-BNC1

SAIL 2006-BNC1 - Seconds

SAMI (Wells Fargo) ~ 2005-1

SAMI ~ 2005-AR7

SAMI ~ 2006-AR1

SAMI ~ 2006-AR4

SAMI ~ 2006-AR8

SAMI ~ 2007-AR1

SAMI ~ 2007-AR2

SAMI ~ 2007-AR3

SAMI ~ 2007-AR4

SAMI ~ 2007-AR5

SAMI ~ 2007-AR6

SAMI ~ 2007-AR7

SAMI 2003-AR3

SAMI 2004-AR1

SAMI 2004-AR2

SAMI 2004-AR3

SAMI 2004-AR4

SAMI 2004-AR5

SAMI 2004-AR6

SAMI 2004-AR7

SAMI 2004-AR8

SAMI 2005-AR1

SAMI 2005-AR2

SAMI 2005-AR3

SAMI 2005-AR5

SAMI 2005-AR6

SAMI 2006-AR3

SAMI 2006-AR7

SARM 2006-1

SASC ~ 2007-MLN1

SASCO 2004-18H

SASCO 2004-5H

SASCO 2005-11H

SASCO 2005-15

SASCO 2005-7XS

SASCO 2005-NC1

SASCO 2005-NC1- Seconds

SASCO 2005-NC2

SASCO 2005-NC2- Seconds

SASCO 2006-3H

SASCO 2006-BC1

SASCO 2006-BC4

SASCO 2006-BC5

SASCO 2006-BC6

SASCO 2006-BC6 - Seconds

SASCO 2006-GEL1

SCRT 2016-1

SCRT 2017-1

SCRT 2018-3

SCRT 2018-4

SCRT 2019-2

SCRT 2019-4

Sequoia Mortgage Trust ~ 2012-1

SG Capital Servicing Agreement

SGF MAT III

SGR 2018-PT1

SGR 2018-PT2

SGR 2019-PT1

SGR 2019-PT2

SGRMT 2017-1

SGRMT 2018-1

SGRMT 2019-3

SLC 2018-1 Trust

SLST 2018-1

SLST 2018-2

SLST 2019-1

SLST 2019-2

SLST 2019-3

SMRF Trust II

SMRF Trust II-A

SMRF Trust III

SMRF Trust III-A

Soundview 2005-4

Soundview 2005-4 - Seconds

Spartan Property Manager

Springleaf Whole Loans - 2014

SSP Capital Partners

STAR 2018-IMC1

STAR 2018-IMC2

STAR 2019-1

STAR 2019-IMC1

STAR 2019-INV1

SVHE 2007-2

Terwin ~ 2006-17HE

Terwin ~ 2006-3

Terwin ~ 2006-5

Terwin ~ 2006-7

Terwin ~ 2006-9HGA

Thornburg 2002-3

Thornburg 2002-4

Thornburg 2003-1

Thornburg 2003-2

Thornburg 2003-3

Thornburg 2003-4

Thornburg 2003-5

Thornburg 2003-6

Thornburg 2004-1

Thornburg 2004-2

Thornburg 2004-3

Thornburg 2004-4

Thornburg 2005-1

Thornburg 2005-2

Thornburg 2005-3

Thornburg 2005-4

Thornburg 2006-1

Thornburg 2006-2

Thornburg 2006-3

Thornburg 2006-4

Thornburg 2006-5

Thornburg 2006-6

Thornburg 2006-OA1

Thornburg 2007-1

Thornburg 2007-2

Thornburg 2007-4

Thornburg 2007-5

Thornburg 2008-1

Titan Bank  2019 AARA Agreement

TMST  2005 - 3

TMST 2002-4

TMST 2005-1

TMST 2005-3

TMST 2006-3

TMST 2006-6

TMST 2007-3

TMST 2007-4

TMST 2007-5

TMST 2008-1

TMST2003-5

Touchmark National Bank AARA

TOWD POINT REO 2013-04

TOWD POINT REO 2014-02

TOWD POINT REO 2014-04

TOWD POINT REO 2014-R4

TOWD POINT REO 2014-RM1

TOWD POINT REO 2015-5 RP

TOWD POINT REO 2015-LM3

TOWD POINT REO 2015-LM4

TOWD POINT REO 2016-PM6

TOWD POINT REO 2017-PM13

TOWD POINT REO AG 2017-PM13

TOWD POINT RMBS 2014-04

TOWD POINT RMBS 2014-07

TOWD POINT RMBS 2014-8

TOWD POINT RMBS 2014-R4

TOWD POINT RMBS 2014-R5

TOWD POINT RMBS 2015-6 RP

TOWD POINT RMBS 2015-LM4

TOWD POINT RMBS 2016-PM19

TOWD POINT RMBS 2017-PM13

TPMFT 2014-NP1

TPMFT 2015-2 RP-GRP 1

TPMFT 2015-2 RP-GRP 2

TPMFT 2015-4 RP

TPMFT 2015-6 RP

TPMFT 2016-1 RP

TPMFT 2016-2 RP

TPMFT 2016-3 RP

TPMFT 2016-4 RP

TPMFT 2016-5 RP

TPMFT 2017-1RP

TPMFT 2017-1RP - HYBRID

TPMFT 2017-2RP

TPMFT 2017-3RP

TPMFT 2017-4RP

TPMFT 2017-6RP

TPMFT 2017-PM13 HC

TPMFT 2017-PM18

TPMFT 2017-PM20 HC

TPMFT 2017-PM22 HC

TPMFT 2018-1RP

TPMFT 2018-2RP

TPMFT 2018-2RP Hybrid

TPMFT 2018-3RP

TPMFT 2018-3RP Hybrid

TPMFT 2018-4RP

TPMFT 2018-5RP Hybrid

TPMFT 2018-PM10

TPMFT 2018-PM10 HC

TPMFT 2018-PM11

TPMFT 2018-PM12

TPMFT 2018-PM13

TPMFT 2018-PM16

TPMFT 2018-PM17

TPMFT 2018-PM18

TPMFT 2018-PM19

TPMFT 2018-PM20

TPMFT 2018-PM21 - HYBRID

TPMFT 2018-PM23

TPMFT 2018-PM24

TPMFT 2018-PM24 HC

TPMFT 2018-PM25

TPMFT 2018-PM26

TPMFT 2018-PM28

TPMFT 2018-PM6

TPMFT 2019-2RP

TPMFT 2019-3RP

TPMFT 2019-4RP

TPMFT 2019-4RP Hybrid

TPMFT 2019-PM1

TPMFT 2019-PM1 RP

TPMFT 2019-PM3 Hybrid

TPMFT 2019-PM5

TPMFT 2019-PM6

TPMFT 2019-PM8

TPMFT 2019-PM9 Hybrid

TPMFT AG 2017-PM5

TPMFT AG 2017-PM8

TPMFT Amended Restated Agreement

TPMFT BOA Legacy 2018

TPMFT CITI Legacy 2018

TPMFT CS Legacy 2018

TPMFT JPM Legacy 2018

TPMFT REO 2014-NP1

TPMFT REO 2017-1RP

TPMFT REO 2017-PM14

TPMFT REO 2017-PM18

TPMFT REO 2017-PM20

TPMFT REO 2017-PM22

TPMFT REO 2018-PM10

TPMFT REO 2018-PM17

TPMFT REO 2018-PM24

TPMFT REO 2018-PM26

TPMFT REO 2018-PM3

TPMFT REO 2019-PM1

TPMFT REO BOA Legacy 2018

TPMFT REO CITI Legacy 2018

TPMFT REO JPM Legacy 2018

TPMFT REO WFS Legacy 2018

TPMFT RMBS 2014-NP1

TPMFT RMBS 2017-1RP

TPMFT RMBS 2017-PM20 HC

TPMFT RMBS 2017-PM22

TPMFT RMBS 2017-PM22 HC

TPMFT RMBS 2018-PM10

TPMFT RMBS 2018-PM12

TPMFT RMBS 2018-PM24

TPMFT RMBS 2018-PM24 HC

TPMFT RMBS BOA Legacy 2018

TPMFT RMBS CITI Legacy 2018

TPMFT RMBS JPM Legacy 2018

TPMFT RMBS WFS Legacy 2018

TPMFT WFS Legacy 2018

TPMT ~ 2015-1

TPMT 2015-2

TPMT 2015-2 Group 2

TPMT 2015-3

TPMT 2015-4

TPMT 2015-5

TPMT 2015-6

TPMT 2016-1

TPMT 2016-2

TPMT 2016-3

TPMT 2016-4

TPMT 2016-5

TPMT 2017-1

TPMT 2017-1 HYBRID

TPMT 2017-2

TPMT 2017-2 HYBRID

TPMT 2017-3

TPMT 2017-4

TPMT 2017-5

TPMT 2017-6

TPMT 2017-FRE1

TPMT 2017-FRE2

TPMT 2018-1

TPMT 2018-1 Hybrid

TPMT 2018-2

TPMT 2018-2 Hybrid

TPMT 2018-3

TPMT 2018-3 Hybrid

TPMT 2018-4

TPMT 2018-4 Hybrid

TPMT 2018-5

TPMT 2018-5 Hybrid

TPMT 2018-6

TPMT 2018-6 Hybrid

TPMT 2018-SJ1

TPMT 2019-1

TPMT 2019-1 Hybrid

TPMT 2019-2

TPMT 2019-3

TPMT 2019-3 Hybrid

TPMT 2019-4

TPMT 2019-4 Hybrid

TPMT 2019-HY1

TPMT 2019-HY2

TPMT 2019-HY3

TPMT 2019-HY3 Hybrid

TPMT 2019-SJ1

TPMT 2019-SJ2

TPMT 2019-SJ3

Truman ~ 2002-1

Truman ~ 2002-2

Truman ~ 2004-2

UBS Whole Loans

UCFC 1998-C

UCFC 1998-C- Seconds

UCFC 1998-D

VWH Capital - Interim Servicing

WAMCO Whole Loan Servicing Agreement

WAMMS 2004-RA1

WAMMS 2004-RA2

WAMMS 2004-RA3

WAMMS 2004-RA4

WAMMS 2005-RA1

WAMU  ~ 2007-OA6

WAMU ~ 2005-AR1

WAMU ~ 2005-AR11

WAMU ~ 2005-AR13

WAMU ~ 2005-AR15

WAMU ~ 2005-AR17

WAMU ~ 2005-AR19

WAMU ~ 2005-AR2

WAMU ~ 2005-AR6

WAMU ~ 2005-AR8

WAMU ~ 2006 AR-1

WAMU ~ 2006-AR11

WAMU ~ 2006-AR12

WAMU ~ 2006-AR13

WAMU ~ 2006-AR14

WAMU ~ 2006-AR15

WAMU ~ 2006-AR17

WAMU ~ 2006-AR18

WAMU ~ 2006-AR19

WAMU ~ 2006-AR5

WAMU ~ 2006-AR7

WAMU ~ 2006-AR9

WAMU ~ 2007-HE1

WAMU ~ 2007-HE1 - Seconds

WAMU ~ 2007-HE2

WAMU ~ 2007-HE2 - Seconds

WAMU ~ 2007-HE3

WAMU ~ 2007-HE3 - Seconds

WAMU ~ 2007-HE4

WAMU ~ 2007-HY1

WAMU ~ 2007-HY2

WAMU ~ 2007-HY3

WAMU ~ 2007-HY4

WAMU ~ 2007-HY5

WAMU ~ 2007-HY6

WAMU ~ 2007-HY7

WAMU ~ 2007-OA1

WAMU ~ 2007-OA2

WAMU ~ 2007-OA3

WAMU ~ 2007-OA4

WAMU ~ 2007-OA5

WaMu 2001 - AR3

WaMu 2001-7

WaMu 2002 - AR14

WaMu 2002 - AR15

WaMu 2002 - AR17

WaMu 2002 - AR18

WaMu 2002 - AR19

WaMu 2002 - AR2

WaMu 2002 - AR6

WaMu 2002 - AR9

WAMU 2002-AR16

WaMu 2003 - AR1

WaMu 2003 - AR10

WaMu 2003 - AR11

WaMu 2003 - AR12

WaMu 2003 - AR4

WaMu 2003 - AR5

WaMu 2003 - AR6

WaMu 2003 - AR7

WaMu 2003 - AR8

WaMu 2003 - AR9

WAMU 2003-AR2

WAMU 2003-S11

WAMU 2004-AR1

WAMU 2004-AR10

WAMU 2004-AR11

WAMU 2004-AR12

WAMU 2004-AR13

WAMU 2004-AR14

WAMU 2004-AR2

WAMU 2004-AR3

WAMU 2004-AR4

WAMU 2004-AR5

WAMU 2004-AR6

WAMU 2004-AR7

WAMU 2004-AR8

WAMU 2004-AR9

WAMU 2004-CB1

WAMU 2004-CB2

WAMU 2004-CB3

WAMU 2004-CB4

WAMU 2004-S1

WAMU 2004-S2

WAMU 2004-S3

WAMU 2005-AR10

WAMU 2005-AR12

WAMU 2005-AR14

WAMU 2005-AR16

WAMU 2005-AR18

WAMU 2005-AR3

WAMU 2005-AR4

WAMU 2005-AR5

WAMU 2005-AR7

WAMU 2005-AR9

WAMU 2006-AR10

WAMU 2006-AR16

WAMU 2006-AR2

WAMU 2006-AR3

WAMU 2006-AR4

WAMU 2006-AR6

WAMU 2006-AR8

White Mountain ~ Warehouse

WMABS ~ 2006-HE1

WMABS ~ 2006-HE2

WMABS ~ 2006-HE2 - Seconds

WMABS ~ 2006-HE4 - Seconds

WMABS ~ 2006-HE5

WMABS ~ 2006-HE5 - Seconds

WMABS ~ 2007-HE2

WMABS ~ 2007-HE2 - Seconds

WMABS 2006-HE1

WMABS 2006-HE1 - Seconds

WMABS 2006-HE3

WMABS 2006-HE3 Seconds

WMABS 2006-HE4

WMABS 2006-HE4 - Seconds

WMABS 2007-HE1

WMABS 2007-HE1 - Seconds

WMALT ~ 2005-10

WMALT ~ 2005-4

WMALT ~ 2005-8

WMALT ~ 2006-1

WMALT ~ 2006-2

WMALT ~ 2006-3

WMALT ~ 2006-4

WMALT ~ 2006-5

WMALT ~ 2006-6

WMALT ~ 2006-7

WMALT ~ 2006-8

WMALT ~ 2006-AR10

WMALT ~ 2006-AR2

WMALT ~ 2006-AR3

WMALT ~ 2006-AR4

WMALT ~ 2006-AR5

WMALT ~ 2006-AR6

WMALT ~ 2006-AR7

WMALT ~ 2006-AR8

WMALT ~ 2006-AR9

WMALT ~ 2007-2

WMALT ~ 2007-HY1

WMALT ~ 2007-OA1

WMALT ~ 2007-OA2

WMALT ~ 2007-OA3

WMALT ~ 2007-OA4

WMALT ~ 2007-OA5

WMALT ~ 2007-OC1

WMALT ~ 2007-OC2

WMALT 2005-1

WMALT 2005-11

WMALT 2005-2

WMALT 2005-3

WMALT 2005-5

WMALT 2005-6

WMALT 2005-7

WMALT 2005-9

WMALT 2005-AR1

WMALT 2006-9

WMALT 2006-AR1

WMALT 2007-1

WMALT 2007-3

WMALT 2007-4

WMALT 2007-5

WMALT 2007-HY